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                                         ANNUAL REPORT, June 30, 2000




                                           Cappiello-Rushmore Trust

                                   4922 Fairmont Avenue, Bethesda, MD 20814

                                        (800) 622-1386  (301) 657-1510

[LOGO OF CAPPIELLO-RUSHMORE FUNDS]

-------------------------------------------------------------------------------
                                                                August 14, 2000
Dear Fellow Investor:

  This is the Cappiello-Rushmore Trust's eighth annual report. The Funds' performances for the fiscal year ended June 30, 2000 were as follows:

-------------------------------------------------------------------------------

                            Total Return Comparison
       (Average annual total returns for the period ended June 30, 2000)

                                                               Since
                                         One Year Five Years Inception*
                                         -------- ---------- ----------
Cappiello-Rushmore Emerging Growth Fund    30.36%    6.85%     10.12%
Cappiello-Rushmore Utility Income Fund    (7.05)%   10.31%      7.21%
Cappiello-Rushmore Growth Fund            (8.86)%   12.76%     13.56%
Standard & Poor's 500 Index                 7.25%   23.80%     20.38%

* These performance figures are based on the Funds inception date of October 6, 1992, to June 30, 2000.

  The S&P 500 Index is an unmanaged index and, unlike the Funds, has no management fees or other operating expenses to reduce its reported return.

  Returns are historical and include change in principal and reinvested dividends and capital gains. Your return and principal will vary; as a result you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

                                    Summary

  The Funds' fiscal year spanned one of the wildest stock market rides in decades spurred by fear of the Federal Reserve (the "Fed") and worries about Y2K. The result produced increasing volatility in stock prices. In the summer of 1999 (as the Funds started the new fiscal year), the prospect of the Federal Reserve beginning a cycle of market tightening became a small but growing worry on Wall Street. A rising stock market accompanied by a faster rising real estate market seemed to set the stage for further rate increases. The fear was that the Fed wanted to bring rates back to "normal" (where they were before the market crash in 1998). This was to be the major market concern through the fall and into early winter of the year 2000. A more apparent threat was a possible disruption to the economy by the Y2K problem. Neither threat seemed to affect investors as the Dow Jones Industrial Average (the
Dow) rallied from 10,552 on June 30, 1999, to 11,497 by December 31, 1999. That performance was overwhelmed by the unprecedented volatility of the NASDAQ 100 that soared towards year-end, broke out into new record highs day after day during January 2000, and experienced record one day declines. For example, we are slightly more than halfway through the year 2000, and 60% of the trading days have seen the NASDAQ move up or down more than 2% in one day. In 1999, only 25% of the trading days saw a move of 2% or more in one day.

  In fact, volatility was the theme of the market through the twelve months ended June 30, 2000. The Dow which had been at 10,552 on June 30, 1999, closed at 10,447 on June 30, 2000, essentially flat for the year after recording new highs along the way. The S&P 500 fared better.

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

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  Besides volatility, a second theme of the last twelve months was
"selectivity". Only a small fraction of the thousands of stocks traded on the New York Stock Exchange and NASDAQ managed to make money for investors predominantly in the technology, Internet and biotech sectors. The vast majority of stocks--the so-called "old economy" stocks, lost money. In point of fact, nearly 250 stocks in the S&P 500 declined in the market last year!

  To date, the Federal Reserve has raised its benchmark short-term Federal Funds rate by 1.75 percentage points in six steps since June 1999 to 6.5% in an effort to dampen inflation pressures before they take root in the economy. As we begin a new fiscal year, constant volatility and extreme selectivity in stock purchases continue to worry investors who are nervously attempting to gauge how long the Federal Reserve tightening process will last.

                             Emerging Growth Fund

  The Emerging Growth Fund registered a positive return of 30.36% for the twelve months ended June 30, 2000. The satisfying results reflected the small stock sector's improved performance after years of underperformance.

  Simply put, emerging growth investing is nothing more than the growth stock philosophy taken to its extreme. Since stock prices are normally driven by earnings, the objective is to seek out companies that generate the highest rate of earnings growth. Inevitably this means smaller companies, and no sector of small business has grown as fast as technology in recent years.

  We ended the fiscal year 2000 with stock portfolio assets concentrated in three major sectors: computer software and services at 24.4%;
telecommunications at 17.4%; and technology at 14.9%. The largest single stock position in the portfolio was Excel Technology, Inc. followed by Dot Hill System Corp.

  Among the best performing stocks at the year-end were:

    .Polymedica Corp.
    .Remec, Inc.
    .Hain Food Group, Inc.

  As we noted a year ago, the last great period of underperformance of small cap stocks versus large cap stocks occurred from 1969 to 1973. From 1975 to 1979, small cap stocks turned around and outperformed their large cap counterparts by an average of 24.7% a year from 1975 to 1979. During the most recent period (1994-2000), small stock underperformance has approached the depressed price levels not seen since 1969-1973. The modest reversal this year by the smaller stocks is likely to continue for the next several years based on historical experience.

                              Utility Income Fund

  The Utility Income Fund is designed for investors who are seeking a more conservative, income-oriented stock market investment. The portfolio is managed to provide higher dividend yields than the stock market average with substantially lower volatility in share price. The Fund provides such higher-than-average yields through investing in utility stocks such as electric, natural gas, and telephones. With dividend income as a focus, capital gains are a secondary consideration. In the past two fiscal years (1998 and 1999), the Fund posted double-digit returns, a reflection of the lower interest rate environment and improving utility earnings. Total return for the Fund for this past year ended June 30, 2000 was a negative 7.05% reflecting the difficult market environment mainly in the electric utility sector due to the substantial rise in interest rates. It should be noted that the traditional electric and gas companies have diverged dramatically in terms of performance over the past twelve months. While gas company stocks have performed well and, in most cases, posted positive total returns, most electric utility stocks have recorded negative total returns. For example, Lehman Brothers Electric Utility Index posted a decline of .05% for the twelve months ended May 31, 2000.


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                                       2

-------------------------------------------------------------------------------
  Common stocks represented 85.7% of the portfolio at year-end. The sector positions were: Gas and Electric 48.7%; Telecommunications 32.8%; and Natural Gas Distribution 4.2%. The cash position (money market funds) totaled 6.4% of the portfolio.

  Among the best performing stocks at year-end were:

    .KeySpan Corp.
    .IDACORP, Inc.
    .Washington Gas Light Co.

  The largest single stock position in the portfolio was SBC Communications, Inc. followed by Bell Atlantic Corp.

  For years utility stocks have been on the wrong side of the investment track. Whenever the stock market sold off, investors would flock to utilities viewing them as a safe haven to park money until the market decline ended. Once that happened, money would exit the utility sector as fast as it came in. This recurrent cycle seems to be changing as investors view utility stocks as more than income vehicles and a "safe haven" in times of market stress. Today utilities are beginning to be perceived as being transformed through deregulation into potential growth vehicles. Utilities continue to possess financial virtues such as growing cash flow and solid balance sheets. In addition, they are merging and acquiring to enhance their competitive position, while at the same time investing in new technologies in generation, as well as hiring non-utility executives who are effective in managing change in an increasingly competitive industry.

  In summary, while this year's performance was disappointing, we believe that the current year's environment will be more rewarding for utility stocks and the Fund's portfolio as investors recognize the group's relatively steady income, lower than average price-earnings ratio and attractive income (dividend yields ranging from 4-6%). These components make for an attractive investment package in the face of mounting uncertainty, as well as heightened volatility in the current stock market.

                                  Growth Fund

  The Growth Fund seeks capital appreciation by investing in larger established companies with favorable relationships between price-earnings ratios and growth rates. Compared to the total return of 23.32% recorded for the year ended June 30, 1999, the Fund's performance for 2000 was negative 8.86%. The relatively poor performance this year versus the prior year was the concentration in financial services, as well as the sell-off in telecommunication stocks in the second half of the fiscal year.

  Common stocks represented 93.5% of the portfolio at year-end. The Fund's largest stock sector positions of the portfolio were financial services at 24.9%, telecommunications at 16.2%, healthcare at 11.8%, oil and gas services at 10.3%, computer hardware and software at 9.6%, and merchandising and retail at 9.1%.

  Among the best performing stocks at year-end were:

    .Hughes Electronics Corp.
    .UnitedHealth Group, Inc.
    .American Express Co.

  The largest single stock position in the portfolio was UnitedHealth Group, Inc. followed by Hughes Electronics Corp.

  We continue to use a growth style of investment by investing in stocks, which we believe, have some or all of the following characteristics:

    .Dominant products or market niches
    .Improved sales outlook or opportunities

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    .Demonstrated sales growth and earnings
    .Cost restructuring programs which are expected to positively affect company earnings
    . Increased order backlogs, new product introductions, or industry developments, which are expected to positively affect company earnings

                                   Gold Fund

  The outlook for gold continues to be questionable over the next twelve months. Last year was a continuation of the relentless decline in value that has lasted for nearly twenty years. The most bullish argument for gold is its characteristic as a portfolio diversifier; there has been a negative correlation between the returns on gold and the return on the S&P 500 over the past ten years. Nevertheless, the offset to this argument is that a negative correlation with the S&P 500, by itself, does not necessarily make for a good investment.

  Overall, an investment in a commodity such as gold should be based on favorable supply/demand fundamentals which will likely lead to a higher price. A look at the current and expected supply/demand characteristics can be summarized as follows: gold production is expected to decline in the coming year. Indeed, gold production in the first quarter seems to have declined by 1% to 2% driven by lower grades at Grasberg, the world's biggest gold mine. Experts believe a significant decline in gold production of about 200 tonnes** will be necessary in order to keep the gold price from declining further. This is not likely to happen. In looking at the cost structure of the industry, very little production will be forced to shut down if gold prices remain above $250 per ounce. Thus far, the evidence seems to indicate fairly steady global gold production over the next several years.

  Beyond supply and demand, the relatively recent introduction of inflation indexed securities by the U.S. is a further setback for gold as a hedge against inflation. These newer instruments pay interest and maintain their value since they are indexed to a benchmark of inflation.

  Further, last fall, 15 European central banks signed a pledge to limit their sales of gold to 400 tonnes** per year for the next five years. That was good news. Nevertheless, this "Washington Agreement" has made it perfectly clear that central banks will be significant sellers of gold for a very long time. Many analysts raised their long-term forecasts because of this announcement. Current Wall Street forecasts are for gold prices to average $325/ounce in 2001. These forecasts appear optimistic in light of the current price levels of gold.

  Longer-term gold may yet have its day in the sun. The United States and the world economy in general have had an unusual run of good luck both economically and diplomatically. Inevitably, economic mistakes will be made, diplomatic disasters will occur and the possibility for nuclear mischief will increase in the years ahead. At the juncture of any one of these events, gold could well reclaim its title as "a store of value."

                                Market Outlook

  Looking ahead, current expectations are that the economy in terms of Gross Domestic Product (GDP) will slow from the unexpectedly strong economic growth of the second quarter. Third quarter GDP growth is estimated at about 4%, the fourth quarter at 3.5%, and the first quarter of 2001 at 3%. If GDP declines to below 3% and inflation remains low, a "soft landing" has occurred by the Fed's engineering. A situation that has happened only once since World War II and that was in 1994-95.

  There are some indications that this successful slowdown is underway. Housing is in a slowdown phase. In June, homebuilders reported the lowest level of activity since November 1997. Interest rates have not risen enough to put residential construction and sales in a recession mode, but there has clearly been some impact. Further, recent Purchasing Managers Surveys reflect a softening in the manufacturing sector. The largest and most important variable is consumer spending. Retail sales have shown some slowing, but consumer

**The standard by which gold is measured.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
confidence continues to be strong. While the Fed is in a tightening cycle, stocks are going to have a difficult time sustaining a significant advance.
The one event that would drive the market back upward would be Fed easing.
This is not likely in the short term. While a "soft landing" may occur (and we believe it will), and with inflation no longer a problem, it will take time for this to be accepted as reality. In the meantime, the market in general is unlikely to do very much in the next several months. It is, therefore, a time to concentrate more than ever on individual stocks, and not broad market movements.

  Nevertheless, it is difficult to be bearish on individual stocks given the sharp market declines of last spring. There are a growing number of good, solid companies that are selling at single-digit or low double-digit ratios with better-than-average growth rates, particularly in the mid-capitalization group. Most of these stocks have been neglected by investors and have become the poor performers of the past few years because they were not Internet or high technology related. However, given their relative attractiveness, they could well be the winners of the next twelve months.

/s/ Frank A. Cappiello
                                          Frank A. Cappiello
                                          Chairman
                                          Cappiello-Rushmore Trust

-------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Net Assets
June 30, 2000

Utility Income Fund

------------------------------------------
                              Market Value
 Shares                           (Note 1)

------------------------------------------
 COMMON STOCKS -- 85.7%

 Gas and Electric -- 48.7%
    10,000 Allegheny
            Energy, Inc.      $   273,750
    13,000 Alliant Energy
            Corp.                 338,000
    12,300 CMS Energy Corp.       272,138
     1,500 Enron Corp.             96,750
     8,000 Hawaiian
            Electric
            Industries,
            Inc.                  262,500
     8,000 IDACORP, Inc.          258,000
    13,400 KeySpan Corp.          412,050
    14,500 Potomac Electric
            Power Co.             362,500
    12,500 Southern Co.           291,406
     8,000 TXU Corp.              236,000
                              -----------
                                2,803,094
                              -----------

 Natural Gas Distribution --
   4.2%
    10,000 Washington Gas
            Light Co.             240,625
                              -----------

 Telecommunication -- 32.8%
     5,500 ALLTEL Corp.           340,656
     7,000 AT&T Corp.             221,375
     9,400 Bell Atlantic
            Corp.                 477,638
     3,800 Global Crossing
            Ltd.*                  99,987
    12,000 SBC
            Communications,
            Inc.                  519,000
     5,000 WorldCom, Inc.*        229,375
                              -----------
                                1,888,031
                              -----------
 Total Common Stocks
  (Cost $3,953,490)             4,931,750
                              -----------

 CONVERTIBLE PREFERRED
  STOCKS -- 5.0%
     8,000 Kmart Financing,
            7.75%
            (Cost $408,425)       291,500
                              -----------

------------------------------------------
                              Market Value
 Shares                           (Note 1)

------------------------------------------
 MONEY MARKET FUNDS -- 6.4%
   366,616 Fund for
            Government
            Investors (Cost
            $366,616)         $   366,616
                              -----------
 Total Investments -- 97.1%
  (Cost $4,728,531)             5,589,866
 Other Assets Less Liabili-
  ties -- 2.9%                    164,010
                              -----------
 Net Assets -- 100.0%         $ 5,753,876
                              ===========
 Net Asset Value Per Share
  (Based on 519,333 Shares
  Outstanding)                $     11.08
                              ===========
 Net Assets Consisting of:
  Paid-in Capital             $ 3,923,800
  Accumulated Undistributed
   Net Realized Gain on
   Investments                    968,741
  Net Unrealized
   Appreciation of
   Investments                    861,335
                              -----------
 Net Assets                   $ 5,753,876
                              ===========

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Net Assets
June 30, 2000 (continued)

Growth Fund

------------------------------------------
                              Market Value
 Shares                           (Note 1)

------------------------------------------
 COMMON STOCKS -- 93.5%


 Beverages -- 4.6%
    12,000 Coca-Cola Co.      $   689,250
                              -----------

 Business Services -- 4.9%
    15,000 First Data Corp.       744,375
                              -----------

 Computer Hardware and
  Software -- 9.6%
     8,000 Commerce One,
            Inc.*                 363,000
    10,000 International
            Business
            Machines Corp.      1,095,625
                              -----------
                                1,458,625
                              -----------

 Data Processing &
  Preparation -- 2.1%
    10,000 SunGard Data
            Systems, Inc.*        310,000
                              -----------

 Financial Services -- 24.9%
    22,500 American Express
            Co.                 1,172,812
    27,000 Charles Schwab
            Corp.                 907,875
    31,000 Franklin
            Resources, Inc.       941,625
    20,000 SLM Holding
            Corp.                 748,750
                              -----------
                                3,771,062
                              -----------

 Healthcare--11.8%
     7,000 American Home
            Products Corp.        411,250
    16,000 UnitedHealth
            Group Inc.          1,372,000
                              -----------
                                1,783,250
                              -----------

 Merchandising and Retail --
   9.1%
    15,000 Federated
            Department
            Stores, Inc.*         506,250
     9,000 Kimberly-Clark
            Corp.                 516,375
    20,000 Masco Corp.            361,250
                              -----------
                                1,383,875
                              -----------

 Oil and Gas Services --
   10.3%
    12,000 Burlington
            Resources Inc.        459,000
    10,000 Global Marine
            Inc.*                 281,875
     6,500 Schlumberger,
            Ltd.                  485,062
     6,258 Transocean Sedco
            Forex, Inc.           334,412
                              -----------
                                1,560,349
                              -----------

------------------------------------------
                              Market Value
 Shares                           (Note 1)

------------------------------------------
 Telecommunications -- 16.2%
    14,850 Global Crossing
            Ltd.*             $   390,741
    14,000 Hughes
            Electronics
            Corp.*              1,228,500
    15,000 Primus Telecom-
            munications
            Group, Inc.*          373,125
    10,000 WorldCom, Inc.*        458,750
                              -----------
                                2,451,116
                              -----------
 Total Common Stocks
  (Cost $8,009,205)            14,151,902
                              -----------


 MONEY MARKET FUNDS -- 8.1%
 1,220,123 Fund for
            Government
            Investors
            (Cost
            $1,220,123)         1,220,123
                              -----------

 Total Investments -- 101.6%
  (Cost $9,229,328)            15,372,025
 Liabilities in Excess of
  Other
  Assets -- (1.6)%               (235,201)
                              -----------
 Net Assets -- 100.0%         $15,136,824
                              ===========
 Net Asset Value Per Share
  (Based on 928,676 Shares
  Outstanding)                $     16.30
                              ===========
 Net Assets Consisting of:
  Paid-in Capital             $ 7,043,756
  Accumulated Undistributed
   Net Realized Gain on
   Investments                  1,950,371
  Net Unrealized
   Appreciation of
   Investments                  6,142,697
                              -----------
 Net Assets                   $15,136,824
                              ===========

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Net Assets
June 30, 2000 (continued)

Emerging Growth Fund

------------------------------------------
                              Market Value
 Shares                           (Note 1)

------------------------------------------
 COMMON STOCKS -- 91.6%


 Computer Software and
  Services -- 24.4%
     2,400 BARRA, Inc.*        $  118,950
    25,000 Communication
            Intelligence
            Corp.*                112,110
    14,000 Corsair
            Communications,
            Inc.*                 402,500
    50,000 Dot Hill System
            Corp.*                550,000
     5,625 PC Connection,
            Inc.*                 320,625
    18,000 Pilot Network
            Services, Inc.*       267,750
     4,300 SERENA Software,
            Inc.*                 195,247
    15,000 Ticketmaster
            Online-
            CitySearch,
            Inc.*                 239,063
    50,000 United Shipping
            and Technology,
            Inc.*                 400,000
                               ----------
                                2,606,245
                               ----------

 Electronics -- 1.6%
     2,500 Molecular
            Devices Corp.*        172,969

                               ----------

 Food Products -- 2.1%
     6,000 Hain Celestial
            Group, Inc.*          220,125
                               ----------

 Healthcare Products and
  Services -- 11.1%
    10,000 Endocare, Inc.*        202,500
     3,300 Invitrogen
            Corp.*                248,170
    16,000 KV
            Pharmaceutical
            Co., Class A*         424,000
     4,500 PolyMedica
            Corp.*                194,625
     2,400 Zoll Medical
            Corp.*                117,600
                               ----------
                                1,186,895
                               ----------

 Merchandising and Retail --
   4.4%
    12,000 Pacific Sunwear
            of California,
            Inc.*                 225,000
    25,000 Pier 1 Imports,
            Inc.                  243,750
                               ----------
                                  468,750
                               ----------

 Oil and Gas Services --
   0.4%
     2,000 Patina Oil & Gas
            Corp.                  41,500
                               ----------

 Semiconductors and
  Related -- 12.9%
     7,000 Alliance
            Semiconductor
            Corp.*             $  171,938
     6,000 Cybex Computer
            Products Corp.*       258,000
     3,000 DuPont
            Photomasks,
            Inc.*                 205,500
     4,500 MKS Instruments,
            Inc.*                 176,062
    12,000 Ramtron
            International
            Corp.*                235,500
     5,100 TelCom
            Semiconductor,
            Inc.*                 204,319
     2,000 Zoran Corp.*           131,875
                               ----------
                                1,383,194
                               ----------

------------------------------------------
                              Market Value
 Shares                           (Note 1)

------------------------------------------
 Technology -- 14.9%
     3,900 Aurora
            Biosciences
            Corp*                 265,931
    20,000 Excel
            Technology,
            Inc.*               1,006,250
     6,500 II-VI, Inc.*           314,437
                              -----------
                                1,586,618
                              -----------


 Telecommunications -- 17.4%
     8,000 Adaptive
            Broadband
            Corp.*                294,000
    12,000 Alamosa PCS
            Holdings, Inc.*       250,500
    12,200 Comtech Telecom-
            munications
            Corp.*                201,300
     2,100 DSP Group, Inc.*       117,600
    10,000 Primus Telecom-
            munications
            Group, Inc.*          248,750
     3,000 Proxim, Inc.*          296,906
     3,000 REMEC, Inc.*           125,625
     2,400 ViaSat, Inc.*          130,200
     4,000 Xircom, Inc.*          190,000
                              -----------
                                1,854,881
                              -----------

 Utilities -- 2.4%
    15,000 Avista Corp.           261,563
                              -----------
 Total Common Stocks
  (Cost $7,074,758)             9,782,740
                              -----------
 MONEY MARKET FUNDS -- 24.3%
 2,599,329 Fund for
            Government
            Investors
            (Cost
            $2,599,329)       $ 2,599,329
                              -----------
 Total Investments -- 115.9%
  (Cost $9,674,087)            12,382,069
 Other Assets
  Less Liabilities -- 6.2%        667,120
 Payable for Securities
  Purchased  -- (22.1)%        (2,363,362)
                              -----------
 Net Assets -- 100.0%         $10,685,827
                              ===========
 Net Asset Value Per Share
  (Based on 834,047 Shares
  Outstanding)                $     12.81
                              ===========
 Net Assets Consisting of:
  Paid-in Capital             $ 8,935,728
  Accumulated Undistributed
   Net Realized Gain on
   Investments                   (957,883)
  Net Unrealized
   Appreciation of
   Investments                  2,707,982
                              -----------
 Net Assets                   $10,685,827
                              ===========

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Net Assets
June 30, 2000 (continued)

Gold Fund
                       See Notes to Financial Statements.

------------------------------------------------------
                                          Market Value
 Shares                                       (Note 1)

------------------------------------------------------
 COMMON STOCKS -- 99.8%


 Metals and Mining


 Australia -- 21.8%
     6,000 Lihir Gold, Ltd.*                $ 48,750
     7,500 WMC, Ltd., ADR                    135,000
                                            --------
                                             183,750
                                            --------

 Canada -- 33.0%
     7,500 Aber Resources, Ltd.*              46,875
     8,500 Barrick Gold Corp.                154,594
     8,000 Placer Dome, Inc.                  76,500
                                            --------
                                             277,969
                                            --------

 Ghana -- 1.2%
     6,000 Ashanti Goldfields Co., Ltd.       10,500
                                            --------

 United States -- 43.8%
    18,000 Battle Mountain Gold Co.           39,375
    14,000 Homestake Mining Co.               96,250
     4,000 Newmont Mining Corp.               86,500
     5,300 Stillwater Mining Co.*            147,737
                                            --------
                                             369,862
                                            --------
 Total Common Stocks
  (Cost $1,308,971)                          842,081
                                            --------


-------------------------------------------------------
                                           Market Value
 Shares                                        (Note 1)

-------------------------------------------------------
 MONEY MARKET FUNDS -- 0.3%
     2,456 Fund for Government Investors
            (Cost $2,456)                   $    2,456
                                            ----------


 Total Investments -- 100.1%
  (Cost $1,311,427)                            844,537
 Liabilities in Excess of Other
  Assets -- (0.1)%                              (1,141)
                                            ----------
 Net Assets -- 100.0%                       $  843,396
                                            ==========
 Net Asset Value Per Share
  (Based on 266,113 Shares
  Outstanding)                              $     3.17
                                            ==========
 Net Assets Consisting of:
  Paid-in Capital                           $4,699,230
  Accumulated Undistributed Net Realized
   Loss on Investments                      (3,388,944)
  Net Unrealized Depreciation of
   Investments                                (466,890)
                                            ----------
 Net Assets                                 $  843,396
                                            ==========

----------------
* Non-income producing
ADR American Depository Receipts

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended June 30, 2000

                                 Utility                  Emerging
                               Income Fund  Growth Fund  Growth Fund Gold Fund


  Investment Income
   Interest..................  $    16,070  $    42,395   $  26,847  $     382
   Dividends.................      310,871       98,194       9,220      5,513
                               -----------  -----------   ---------  ---------
   Total Investment Income...      326,941      140,589      36,067      5,895
                               -----------  -----------   ---------  ---------
  Expenses
   Investment Advisory Fee
    (Note 2).................       25,256       87,039      46,173      7,636
   Administrative Fee (Note
    2).......................       50,512      174,078      92,345     10,909
   Other Fees................           24           --         221         24
                               -----------  -----------   ---------  ---------
   Total Expenses............       75,792      261,117     138,739     18,569
                               -----------  -----------   ---------  ---------
  Net Investment Income
   (Loss)....................      251,149     (120,528)   (102,672)   (12,674)
                               -----------  -----------   ---------  ---------
  Net Realized Gain (Loss) on
   Investment Transactions...      991,771    1,946,856     238,983   (523,258)
  Change in Net Unrealized
   Appreciation/
   (Depreciation) of
   Investments...............   (1,808,963)  (3,622,467)    368,690    288,144
                               -----------  -----------   ---------  ---------
  Net Gain (Loss) on
   Investments...............     (817,192)  (1,675,611)    607,673   (235,114)
                               -----------  -----------   ---------  ---------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations................  $  (566,043) $(1,796,139)  $ 505,001  $(247,788)
                               ===========  ===========   =========  =========


                       See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                     Utility
                                   Income Fund                Growth Fund


                                       For the Years Ended June 30,
                             ----------------------------------------------------
                                2000         1999          2000          1999
                             -----------  -----------  ------------  ------------
  From Investment Activi-
   ties
   Net Investment Income
    (Loss)................   $   251,149  $   275,125  $   (120,528) $   (120,824)
   Net Realized Gain on
    Investment
    Transactions..........       991,771      474,361     1,946,856     4,333,506
   Change in Net
    Unrealized
    Appreciation of
    Investments...........    (1,808,963)     224,539    (3,622,467)     (420,750)
                             -----------  -----------  ------------  ------------
   Net Increase (Decrease)
    in Net Assets
    Resulting
    from Operations.......      (566,043)     974,025    (1,796,139)    3,791,932
                             -----------  -----------  ------------  ------------
  Distributions to Share-
   holders
   From Net Investment
    Income................      (251,419)    (275,180)           --            --
   From Net Realized Gain
    on Investments........      (265,222)    (554,083)   (3,471,862)   (4,104,765)
                             -----------  -----------  ------------  ------------
   Total Distributions to
    Shareholders..........      (516,641)    (829,263)   (3,471,862)   (4,104,765)
                             -----------  -----------  ------------  ------------
  From Share Transactions
   Net Proceeds from Sales
    of Shares.............     5,150,330    6,111,444     6,441,280    13,234,395
   Reinvestment of
    Distributions.........       468,278      743,808     3,281,812     3,959,935
   Cost of Shares
    Redeemed..............    (7,179,033)  (8,401,545)  (10,188,970)  (20,841,675)
                             -----------  -----------  ------------  ------------
   Net Decrease in Net
    Assets Resulting from
    Share Transactions....    (1,560,425)  (1,546,293)     (465,878)   (3,647,345)
                             -----------  -----------  ------------  ------------
   Total Decrease in Net
    Assets................    (2,643,109)  (1,401,531)   (5,733,879)   (3,960,178)
  Net Assets -- Beginning
   of Year................     8,396,985    9,798,516    20,870,703    24,830,881
                             -----------  -----------  ------------  ------------
  Net Assets -- End of
   Year...................   $ 5,753,876  $ 8,396,985  $ 15,136,824  $ 20,870,703
                             ===========  ===========  ============  ============
  Shares
   Sold...................       417,700      487,318       357,404       667,460
   Issued in Reinvestment
    of Distributions......        39,224       59,063       203,208       242,643
   Redeemed...............      (591,836)    (672,475)     (579,474)   (1,043,833)
                             -----------  -----------  ------------  ------------
   Net Decrease in Shares.      (134,912)    (126,094)      (18,862)     (133,730)
                             ===========  ===========  ============  ============

                       See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                       Emerging
                                      Growth Fund                Gold Fund


                                        For the Years Ended June 30,
                               --------------------------------------------------
                                   2000          1999         2000        1999
                               ------------  ------------  ----------  ----------
  From Investment Activities
   Net Investment Loss.......  $   (102,672) $    (61,872) $  (12,674) $  (16,464)
   Net Realized Gain (Loss)
    on Investment
    Transactions.............       238,983     1,345,716    (523,258)   (461,455)
   Net Change in Unrealized
    Appreciation/Depreciation
    of Investments...........       368,690      (713,036)    288,144     192,968
                               ------------  ------------  ----------  ----------
   Net Increase (Decrease)
    in Net Assets Resulting
    from Operations..........       505,001       570,808    (247,788)   (284,951)
                               ------------  ------------  ----------  ----------
  Distributions to Sharehold-
   ers
   From Net Realized Gain on
    Investments..............    (2,152,331)     (101,776)         --          --
                               ------------  ------------  ----------  ----------
  From Share Transactions
   Net Proceeds from Sales of
    Shares...................    23,118,023    42,030,888          --          --
   Reinvestment of
    Distributions............     2,082,991        91,112          --          --
   Cost of Shares Redeemed...   (21,503,966)  (48,113,508)   (302,768)   (507,885)
                               ------------  ------------  ----------  ----------
   Net Increase (Decrease)
    in Net Assets Resulting
    from Share Transactions..     3,697,048    (5,991,508)   (302,768)   (507,885)
                               ------------  ------------  ----------  ----------
   Total Increase (Decrease)
    in Net Assets............     2,049,718    (5,522,476)   (550,556)   (792,836)
  Net Assets -- Beginning of
   Year......................     8,636,109    14,158,585   1,393,952   2,186,788
                               ------------  ------------  ----------  ----------
  Net Assets -- End of Year..  $ 10,685,827  $  8,636,109  $  843,396  $1,393,952
                               ============  ============  ==========  ==========
  Shares
   Sold......................     1,670,766     3,627,533          --          --
   Issued in Reinvestment of
    Distributions............       192,158         7,530          --          --
   Redeemed..................    (1,687,808)   (4,000,674)    (82,702)   (120,066)
                               ------------  ------------  ----------  ----------
   Net Increase (Decrease)
    in Shares................       175,116      (365,611)    (82,702)   (120,066)
                               ============  ============  ==========  ==========


                       See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                              Utility Income Fund

                                         For the Years Ended June 30,
                                      ----------------------------------------
                                       2000     1999    1998    1997    1996
                                      ------   ------  ------  ------  -------
  Per Share Operating Performance:
   Net Asset Value -- Beginning of
    Year............................  $12.83   $12.56  $10.40  $10.60  $  9.24
                                      ------   ------  ------  ------  -------
   Income from Investment
    Operations:
   Net Investment Income............    0.44     0.40    0.47    0.53     0.49
   Net Realized and Unrealized Gain
    (Loss) on Securities............   (1.31)    1.09    2.17   (0.19)    1.39
                                      ------   ------  ------  ------  -------
    Total from Investment
     Operations.....................   (0.87)    1.49    2.64    0.34     1.88
                                      ------   ------  ------  ------  -------
   Distributions to Shareholders:
   From Net Investment Income.......   (0.44)   (0.40)  (0.48)  (0.54)   (0.52)
   From Net Realized Capital Gain...   (0.44)   (0.82)     --      --       --
                                      ------   ------  ------  ------  -------
    Total Distributions to
     Shareholders...................   (0.88)   (1.22)  (0.48)  (0.54)   (0.52)
                                      ------   ------  ------  ------  -------
   Net Increase (Decrease) in Net
    Asset Value.....................   (1.75)    0.27    2.16   (0.20)    1.36
                                      ------   ------  ------  ------  -------
   Net Asset Value -- End of Year...  $11.08   $12.83  $12.56  $10.40  $ 10.60
                                      ======   ======  ======  ======  =======
  Total Investment Return...........   (7.05)%  12.24%  25.55%   3.39%   20.60%
  Ratios to Average Net Assets:
   Expenses.........................    1.05%    1.05%   1.05%   1.05%    1.05%
   Net Investment Income............    3.49%    3.16%   4.01%   4.88%    4.82%
  Supplementary Data:
   Portfolio Turnover Rate..........    12.4%    22.0%   29.5%   17.3%    45.1%
   Net Assets at End of Year (in
    thousands)......................  $5,754   $8,397  $9,799  $8,806  $15,106
   Number of Shares Outstanding at
    End of Year (in thousands)......     519      654     780     847    1,425

                       See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                             Growth Fund

                                    For the Years Ended June 30,
                               -----------------------------------------------
                                2000      1999      1998      1997      1996
                               -------   -------   -------   -------   -------
  Per Share Operating
   Performance:
   Net Asset Value --
     Beginning of Year......   $ 22.03   $ 22.96   $ 19.02   $ 17.87   $ 14.64
                               -------   -------   -------   -------   -------
   Income from Investment
    Operations:
   Net Investment Loss......     (0.13)    (0.13)    (0.18)    (0.09)    (0.07)
   Net Realized and
    Unrealized Gain (Loss)
    on Securities...........     (1.86)     3.86      4.12      1.83      3.30
                               -------   -------   -------   -------   -------
    Total from Investment
     Operations.............     (1.99)     3.73      3.94      1.74      3.23
                               -------   -------   -------   -------   -------
   Distributions to
    Shareholders:
   From Net Realized Capital
    Gain....................     (3.74)    (4.66)       --     (0.59)       --
                               -------   -------   -------   -------   -------
   Net Increase (Decrease)
    in Net Asset Value......     (5.73)    (0.93)     3.94      1.15      3.23
                               -------   -------   -------   -------   -------
   Net Asset Value -- End of
    Year....................   $ 16.30   $ 22.03   $ 22.96   $ 19.02   $ 17.87
                               =======   =======   =======   =======   =======
  Total Investment Return...     (8.86)%   23.32%    20.72%    10.10%    22.06%
  Ratios to Average Net
   Assets:
   Expenses.................      1.50%     1.50%     1.50%     1.50%     1.50%
   Net Investment Loss......     (0.69)%   (0.62)%   (0.74)%   (0.46)%   (0.41)%
  Supplementary Data:
   Portfolio Turnover Rate..      35.3%     54.3%     65.1%     41.9%     74.5%
   Net Assets at End of Year
    (in thousands)..........   $15,137   $20,871   $24,831   $24,899   $31,777
   Number of Shares
    Outstanding at End of
    Year (in thousands).....       929       948     1,081     1,309     1,778




                       See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                         Emerging Growth Fund

                                     For the Years Ended June 30,
                                ----------------------------------------------
                                 2000      1999     1998      1997      1996
                                -------   ------   -------   -------   -------
  Per Share Operating
   Performance:
   Net Asset Value --
     Beginning of Year.......   $ 13.11   $13.82   $ 13.84   $ 16.99   $ 14.96
                                -------   ------   -------   -------   -------
   Income from Investment
    Operations:
   Net Investment Loss.......     (0.12)   (0.09)    (0.21)    (0.24)    (0.16)
   Net Realized and
    Unrealized Gain (Loss) on
    Securities...............      3.44    (0.52)A    0.19A    (0.25)     2.30
                                -------   ------   -------   -------   -------
    Total from Investment
     Operations..............      3.32    (0.61)    (0.02)    (0.49)     2.14
                                -------   ------   -------   -------   -------
   Distributions to
    Shareholders:
   From Net Realized Capital
    Gain.....................     (3.62)   (0.10)       --     (2.66)    (0.11)
                                -------   ------   -------   -------   -------
   Net Increase (Decrease) in
    Net Asset Value..........     (0.30)   (0.71)    (0.02)    (3.15)     2.03
                                -------   ------   -------   -------   -------
   Net Asset Value -- End of
    Year.....................   $ 12.81   $13.11   $ 13.82   $ 13.84   $ 16.99
                                =======   ======   =======   =======   =======
  Total Investment Return....     30.36%   (4.39)%   (0.14)%   (2.15)%   14.36%
  Ratios to Average Net
   Assets:
   Expenses..................      1.50%    1.51%     1.50%     1.50%     1.50%
   Net Investment Loss.......     (1.11)%  (0.49)%   (1.07)%   (1.20)%   (0.98)%
  Supplementary Data:
   Portfolio Turnover Rate...     362.8%   171.6%    121.2%     66.2%    121.2%
   Net Assets at End of Year
    (in thousands)...........   $10,686   $8,636   $14,159   $20,732   $44,985
   Number of Shares
    Outstanding at End of
    Year (in thousands)......       834      659     1,025     1,498     2,647

-----------------------------

 A The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amounts of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                               Gold Fund

                                      For the Years Ended June 30,
                                   ------------------------------------------
                                    2000     1999     1998     1997     1996
                                   ------   ------   ------   ------   ------
  Per Share Operating
   Performance:
   Net Asset Value -- Beginning
    of Year......................  $ 4.00   $ 4.66   $ 7.02   $ 9.93   $ 9.89
                                   ------   ------   ------   ------   ------
   Income from Investment
    Operations:
   Net Investment Loss...........   (0.05)   (0.05)   (0.05)   (0.08)   (0.06)
   Net Realized and Unrealized
    Gain (Loss) on Securities....   (0.78)   (0.61)   (2.31)   (2.83)    0.10
                                   ------   ------   ------   ------   ------
    Total from Investment
     Operations..................   (0.83)   (0.66)   (2.36)   (2.91)    0.04
                                   ------   ------   ------   ------   ------
   Distributions to Shareholders:
    Total Distributions to
     Shareholders................      --       --       --       --       --
                                   ------   ------   ------   ------   ------
   Net Increase (Decrease) in Net
    Asset Value..................   (0.83)   (0.66)   (2.36)   (2.91)    0.04
                                   ------   ------   ------   ------   ------
   Net Asset Value -- End of
    Year.........................  $ 3.17   $ 4.00   $ 4.66   $ 7.02   $ 9.93
                                   ======   ======   ======   ======   ======
  Total Investment Return........  (20.75)% (14.16)% (33.62)% (29.31)%   0.40%
  Ratios to Average Net Assets:
   Expenses......................    1.71%    1.70%    1.70%    1.70%    1.70%
   Net Investment Loss...........   (1.16)%  (0.96)%  (0.74)%  (0.76)%  (0.59)%
  Supplementary Data:
   Portfolio Turnover Rate.......      --       --     56.5%   108.5%    59.1%
   Net Assets at End of Year (in
    thousands)...................  $  843   $1,394   $2,187   $3,409   $6,122
   Number of Shares Outstanding
    at End of Year (in
    thousands)...................     266      349      469      485      616



                       See Notes to Financial Statements.

                                                       Cappiello-Rushmore Trust
-------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 2000

1. Significant Accounting Policies

  Cappiello-Rushmore Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end investment company and is authorized to issue an unlimited number of shares. The Trust consists of four separate portfolios (the "Funds"), each with a different investment objective. As of March 10, 1998, shares of the Gold Fund are no longer available for new purchases. Existing shareholders may continue to hold previously purchased shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Funds follow:

    (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Funds' securities in good faith. The trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Funds' instruments are valued at fair value.

    (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

    (c) Dividends from net investment income are declared and paid annually in the Growth, Emerging Growth and Gold Funds and quarterly in the Utility Income Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

    (d) For Federal income tax purposes, each Fund of the Trust is treated as a separate corporation. Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute all net investment income, if any, and realized capital gains to their shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

  Investment advisory services are provided by McCullough, Andrews and Cappiello, Inc., (the "Adviser"). Under an agreement with the Adviser, the Trust pays a fee at the annual rate of 0.50% of the daily net assets of the Growth and Emerging Growth Funds, 0.70% of the daily net assets of the Gold Fund and 0.35% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Adviser.

  The Trust has contracted with Money Management Associates (the "Administrator") to provide Administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and 0.70% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Administrator.

  Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets. The Trust has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at June 30, 2000.

  Each fund of the Trust invests excess cash in Fund for Government Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government Investors are affiliated with the Trust.

                                                       Cappiello-Rushmore Trust
-------------------------------------------------------------------------------
3. Securities Transactions

  For the year ended June 30, 2000, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                  Utility                  Emerging
                                Income Fund  Growth Fund  Growth Fund  Gold Fund
                                -----------  -----------  -----------  ----------
Purchases.....................  $  843,513   $5,769,077   $34,846,786  $       --
                                ==========   ==========   ===========  ==========
Sales.........................  $2,887,527   $9,614,695   $33,247,942  $  303,363
                                ==========   ==========   ===========  ==========

4. Net Unrealized Appreciation/Depreciation of Investments

  Unrealized appreciation (depreciation) as of June 30, 2000, based on the cost for Federal income tax purposes is as follows:

                                  Utility                  Emerging
                                Income Fund  Growth Fund  Growth Fund  Gold Fund
                                -----------  -----------  -----------  ----------
Gross Unrealized Appreciation.  $1,115,576   $6,202,997    $2,849,081  $  124,333
Gross Unrealized Depreciation.    (279,806)     (60,300)     (181,130)   (618,445)
                                ----------   ----------   -----------  ----------
Net Unrealized Appreciation
 (Depreciation)...............  $  835,770   $6,142,697    $2,667,951  $ (494,112)
                                ==========   ==========   ===========  ==========
Cost of Investments for
 Federal Income Tax Purposes..  $4,754,096   $9,229,328    $9,714,118  $1,338,649
                                ==========   ==========   ===========  ==========

5. Federal Income Tax

  Permanent differences between tax and financial reporting of net investment income and realized gains are reclassified to paid-in-capital. As of June 30, 2000, net investment loss and accumulated net realized loss were reclassified to paid-in-capital and accumulated net realised gain/loss on investment transactions as follows:

                                  Utility                  Emerging
                                Income Fund  Growth Fund  Growth Fund  Gold Fund
                                -----------  -----------  -----------  ----------
Reduction of paid-in capital..          --   $  103,487   $   102,672  $   12,674
Reduction of accumulated net
 realized gain................          --   $   17,041            --          --

  At June 30, 2000, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

Expires June 30,                                                      Gold Fund
----------------                                                      ----------
2002................................................................  $  281,566
2003................................................................     434,866
2005................................................................     648,259
2006................................................................     954,368
2007................................................................     461,455
2008................................................................     581,208
                                                                      ----------
 Total..............................................................  $3,361,722
                                                                      ==========

6. Agreement with Friedman Billings Ramsey Group, Inc.

  On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.

-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Cappiello-Rushmore Trust:

  We have audited the accompanying statements of net assets of the Utility Income, Growth, Emerging Growth, and Gold Funds of the Cappiello-Rushmore Trust (the "Trust") as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utility Income, Growth, Emerging Growth, and Gold Funds of the Cappiello-Rushmore Trust, as of June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Princeton, New Jersey
August 8, 2000

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